SCHEDULE 14A INFORMATION


           Proxy Statement pursuant to Section 14(a) to Section 14(a) of the Securities Exchange Act of 1934

                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party Other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                           CAMCO FINANCIAL CORPORATION
               ___________________________________________________
                (Name of Registrant as Specified in Its Charter)


                                       N/A
               ___________________________________________________
                  (Name of Person(s) Filing Proxy Statement, if
                           Other than the Registrant)


Payment of Filing Fee (Check appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i) and O-11
     (1)  Title of each number of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11.
[ ]  Fee paid previously with preliminary materials
[ ] Check box is any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                           CAMCO FINANCIAL CORPORATION

                               814 Wheeling Avenue
                              Cambridge, Ohio 43725
                                 (614) 432-5641

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     Notice is hereby given that the 1997 Annual Meeting of Stockholders of Camco Financial Corporation ("Camco") will be held at The Pritchard Laughlin Civic Center, 7033 Glenn Highway, Cambridge, Ohio 43725, on May 27, 1997, at 3:00 p.m., Eastern Daylight Time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

     1.   To elect three directors of Camco for terms expiring in 2000;

     2. To ratify the selection of Grant Thornton LLP, as the auditors of Camco for the current fiscal year; and

     3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Only stockholders of Camco of record at the close of business on April 16, 1997, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. The giving of a Proxy does not affect your right to vote in person in the event you attend the Annual Meeting.


                                 By Order of the Board of Directors



                                 Anthony J. Popp
                                 __________________________________
April 23, 1997                   Anthony J. Popp, Secretary

                           CAMCO FINANCIAL CORPORATION
                               814 Wheeling Avenue
                              Cambridge, Ohio 43725
                                 (614) 432-5641

                                 PROXY STATEMENT

                                     PROXIES

     The enclosed Proxy is being solicited by the Board of Directors of Camco Financial Corporation ("Camco") for use at the 1997 Annual Meeting of Stockholders of Camco to be held at The Pritchard Laughlin Civic Center, 7033 Glenn Highway, Cambridge, Ohio 43725, on May 27, 1997, at 3:00 p.m., Eastern Daylight Time, and at any adjournments thereof (the "Annual Meeting").

     Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

          FOR the reelection of Robert C. Dix, Jr.,  Kenneth R. Elshoff and Paul
          D. Leake as directors of Camco for terms expiring in 2000; and

          FOR the ratification of the selection of Grant Thornton LLP ("Grant Thornton"), as the auditors of Camco for the current fiscal year.

     Proxies may be solicited by the directors, officers and other employees of Camco in person or by telephone, telegraph or mail only for use at the Annual Meeting. Such Proxies will not be used for any other meeting. Proxies may be revoked by (a) the delivery of a written notice expressly revoking the Proxy to the Secretary of Camco at the above address prior to the Annual Meeting, (b) the delivery of a later dated Proxy to Camco at the above address prior to the Annual Meeting, or (c) the attendance at the Annual Meeting and the casting of votes personally. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a Proxy. The cost of soliciting Proxies will be borne by Camco.

     Only stockholders of record as of the close of business on April 16, 1997 (the "Voting Record Date"), are entitled to vote at the Annual Meeting. Each such stockholder will be entitled to cast one vote for each share owned. Camco's records disclose that, as of the Voting Record Date, there were 3,061,519.9 votes entitled to be cast at the Annual Meeting.

     This Proxy Statement is first being mailed to stockholders of Camco on or about April 25, 1997.


                                  VOTE REQUIRED

Election of Directors

     Under Delaware law and Camco's Bylaws, the three nominees receiving the greatest number of votes will be elected as directors. Shares as to which the authority to vote is withheld and shares held by a nominee for a beneficial owner and which are represented in person or by proxy at the Annual Meeting, but which are not voted with respect to the election of directors ("non-votes"), are not counted toward the election of directors.

Ratification of Selection of Auditors

     The affirmative vote of the holders of a majority of the shares represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Grant Thornton as the auditors of Camco for the current fiscal year. The effect of an abstention or a non-vote with respect to the ratification of the selection of auditors is the same as a vote against ratification. If the accompanying Proxy is signed and dated by the stockholder but no vote is specified thereon, however, the shares held by the stockholder will be voted FOR the ratification of the selection of Grant Thornton as auditors and will not be considered "non-votes."


              VOTING SECURITIES AND OWNERSHIP OF CERTAIN BENEFICIAL

     As of April 1, 1997, no persons were known by Camco to own beneficially more than 5% of the outstanding shares of common stock of Camco.

     The following table sets forth certain information with respect to the number of shares of common stock of Camco beneficially owned by each director and nominee of Camco and by all directors and executive officers of Camco as a group as of April 1, 1997:

                       AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP   Percentage of
                        Sole voting and     Shared voting and         shares
Name and address (1)    investment power     investment power       outstanding
--------------------    ----------------    -----------------      -------------

Larry A. Caldwell          54,191.4 (2)          69,670.8              4.03%
Robert C. Dix, Jr.          3,490.9 (3)           2,205.0              0.19
Kenneth R. Elshoff          4,578.0                   -                0.15
James R. Hanawalt           2,767.8 (4)           3,564.0              0.21
Paul D. Leake              60,645.0 (5)          10,117.0              2.28
Anthony J. Popp            54,638.8 (6)               -                1.78
Eric G. Spann                 205.0                   -                0.01
Samuel W. Speck             2,515.8 (7)          10,259.0              0.42
Jeffrey T. Tucker           9,218.8 (8)               -                0.30
All directors and
  executive               249,196.3 (9)         100,519.8             11.14%
  officers as a group
  (10 persons)

_________________________

(1) Each of the persons listed in this table may be contacted at the address of Camco, 814 Wheeling Avenue, Cambridge, Ohio 43725.

(2) This number includes 12,963.3 shares that may be acquired upon the exercise of options awarded pursuant to the Camco Financial Corporation 1995 Stock Option and Incentive Plan (the "1995 Stock Option Plan").

(3) This number includes 753.9 shares that may be acquired upon the exercise of options awarded pursuant to the 1995 Stock Option Plan.

(4) This number includes 2,767.8 shares that may be acquired upon the exercise of options awarded pursuant to the 1995 Stock Option Plan.

(Footnotes continued on next page)

(5) This number includes 41,016.0 shares that may be acquired pursuant to the First Ashland Financial Corporation 1995 Stock Option and Incentive Plan (the "First Ashland Plan") which was assumed by Camco.

(6) This number includes 10,180.8 shares that may be acquired upon the exercise of options awarded pursuant to the 1995 Stock Option Plan.

(7) This number includes 2,515.8 shares that may be acquired upon the exercise of options awarded pursuant to the 1995 Stock Option Plan.

(8) This number includes 1,507.8 shares that may be acquired upon the exercise of options awarded pursuant to the 1995 Stock Option Plan.

(9) This number includes 76,745.4 shares that may be acquired upon the exercise of options awarded pursuant to the 1995 Stock Option Plan and the First Ashland Plan.


                               BOARD OF DIRECTORS

Election of Directors

     Pursuant to the Bylaws, the number of Directors of Camco has been fixed at nine. The Board of Directors is divided into three classes. Each class serves for a three-year period.

     In accordance with Section 3.13 of the Bylaws, nominees for election as directors may be proposed only by the directors or by a stockholder entitled to vote for directors if such stockholder has submitted a written nomination to the Secretary of Camco by the later of the March 31st immediately preceding the annual meeting of stockholders or the sixtieth day before the first anniversary of the most recent annual meeting of stockholders held for the election of directors. Each such written nomination must state the name, age, business and residence address of the nominee, the principal occupation or employment of the nominee, the number of each class of shares of Camco owned either beneficially or of record by each such nominee and the length of time such shares have been so owned.

     The Board of Directors proposes the reelection of the following persons to terms which will expire in 2000:



Name                  Age (1)    Position(s) Held     Director Since
------                -------    ----------------     --------------

Robert C. Dix, Jr.      57              --                 1994
Kenneth R. Elshoff      65              --                 1997
Paul D. Leake           56              --                 1996

_________________________

(1)  At April 1, 1997.

     The following directors will continue to serve after the Annual Meeting for the terms indicated:

                                                      Director    Term
Name                  Age (1)    Position(s) Held      Since     Expires
------                -------    ----------------     --------   -------

Larry A. Caldwell      60        President, Chief       1970      1999
                                 Executive Officer
                                 and Chairman of the
                                 Board of Directors
James R. Hanawalt      67            --                 1991      1998
Anthony J. Popp        59        Senior Vice            1985      1998
                                 President,
                                 Chief Financial
                                 Officer
                                 and Secretary
Eric G. Spann          34            --                 1996      1998
Samuel W. Speck        60            --                 1991      1999
Jeffrey T. Tucker      39            --                 1987      1999

_________________________

(1)  At April 1, 1997.


     Robert C. Dix, Jr. is Publisher of The Daily Jeffersonian, Cambridge, Ohio, and is one of the five principals of the group known as Dix Communication. Mr. Dix is Executive Vice President of Wooster Republican Printing Company, which owns a group of newspapers and radio stations. Mr. Dix is also President of MDM Broadcasting, a television station holding company, which is a wholly-owned subsidiary of Wooster Republican Printing Company.

     Kenneth R. Elshoff retired in 1997 after 18 years of service as the President of the Ohio League of Financial Institutions. Mr. Elshoff was appointed to fill the unexpired term of John H. Heiby, who retired as a director in March 1997.

     Paul D. Leake has served as the President and Chief Executive Officer of First Federal Bank for Savings ("First Savings"), a subsidiary of Camco, since 1976, and as a director of First Savings since 1977. Mr. Leake was appointed a director of Camco in November 1996.

     Larry A. Caldwell is the President of Camco, a position he has held since Camco was organized in 1970, and was appointed Chief Executive Officer and Chairman of the Board of Directors in January 1996. Mr. Caldwell is also a director of Camco, and each of Camco's subsidiaries, which are First Savings, Marietta Savings Bank ("Marietta Savings"), First Federal Savings Bank of Washington Court House ("First Federal"), Cambridge Savings Bank ("Cambridge Savings") and East Ohio Land Title Agency, Inc. ("East Ohio").

     James R. Hanawalt retired in 1990 after 37 years of service to Armco Building Systems ("Armco"). At the time of his retirement, Mr. Hanawalt was Armco's Director of Manufacturing. Mr. Hanawalt serves as a director and the Chairman of the Board of Directors of First Federal.

     Anthony J. Popp is Chief Financial Officer, Senior Vice President and Secretary of Camco and Chief Executive Officer of Marietta Savings, a position he has held since 1972. Mr. Popp also serves as a member of the boards of directors of First Federal, First Savings, East Ohio and Marietta Savings.

     Eric G. Spann has been the Director of Manufacturing at the Colgate Palmolive plant located in Cambridge, Ohio since February 1995. From 1991 to 1995, Mr. Spann was the Operations Manager at a Colgate-Palmolive plant in Australia. Mr. Spann was appointed to the Board of Directors in September 1996.

     Samuel W. Speck is President of Muskingum College, New Concord, Ohio. Prior to joining Muskingum College in 1986, Dr. Speck was Associate Director of the Federal Emergency Management Agency. Dr. Speck is also a director of Cambridge Savings.

     Jeffrey T. Tucker is a certified public accountant and a partner in the accounting firm of Tucker & Tucker, Cambridge, Ohio.

Meetings of Directors

     The Board of Directors of Camco met nine times for regularly scheduled and special meetings during the year ended December 31, 1996. During his term as a director, each director attended at least 75% of the aggregate of such meetings and all meetings of committees of the Board of Directors of which such director was a member.

Committees of Directors

     The Board of Directors of Camco has a Compensation Committee, whose members are James R. Hanawalt, Samuel W. Speck and Jeffrey T. Tucker. The Compensation Committee reviews and recommends to the Board of Directors compensation and directors fees for Camco and its banking subsidiaries, Cambridge Savings, First Federal, First Savings and Marietta Savings. The Compensation Committee met twice during 1996.

     The Board of Directors of Camco has an Audit Committee, whose members are Robert C. Dix, Jr., Kenneth R. Elshoff and Eric G. Spann. The function of the Audit Committee is to recommend audit firms to the full Board of Directors and to review and approve the annual audit report. The Audit Committee met once during 1996.

     The Board of Directors of Camco does not have a standing nominating committee. Nominees for election to the Board of Directors are selected by the entire Board.


                            OTHER EXECUTIVE OFFICERS

     D. Edward Rugg, age 42, has been the Treasurer of Camco since 1982 and is the President and Chief Executive Officer of Cambridge Savings. He has also served as the Chairman, the Treasurer and a director of Camco Mortgage Corporation ("CMC") since 1985 and as the Treasurer, the Secretary and a director of East Ohio since 1983. Mr. Rugg is also a director of Cambridge Savings and WestMar Mortgage Company, a subsidiary of Marietta Savings.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

      The following table sets forth certain information with respect to the chief executive officer of Camco and each executive officer of Camco who received cash and cash equivalent compensation in excess of $100,000 from Camco and its subsidiaries for services rendered to Camco and its subsidiaries during the year ended December 31, 1996:

                            Summary Compensation Table

                              -------------------------------------
                                   Annual             Long Term
                                Compensation        Compensation
--------------------------------------------------------------------------------
                                                       Awards
                                                 ------------------
Name and Principal      Year  Salary   Bonus ($)     Securities       All Other
Position                        ($)                  Underlying     Compensation
                                                  Options/ SARs(#)       (1)
                                                         (2)
--------------------------------------------------------------------------------

Larry A. Caldwell,     1996   $146,200   $36,925        --            $337,042
  President,           1995    137,730    24,463      12,963.3          29,884
  Chief Executive      1994    131,000    22,439        --              29,342
  Officer and
  Chairman of the
  Board
  of Camco

Anthony J. Popp,       1996   $101,365   $20,141        --            $278,798
  Secretary, Chief     1995     96,028    15,004      10,180.8          22,444
  Financial Officer    1994     92,300    13,463        --              22,360
  and Senior Vice
  President

D. Edward Rugg,        1996   $ 96,780   $16,433        --            $139,331
  Treasurer            1995     88,822    14,636       5,040.0           5,901
                       1994     88,112    12,596        --               5,513

_________________________

(1) Consists of directors' fees, employer contributions to the Camco 401(k) Plan and payment for single-premium, split-dollar life insurance policies.

(2) Represents the number of shares of common stock of Camco underlying options granted pursuant to the 1995 Stock Option Plan.

     In 1996, Camco established a split-dollar life insurance plan (the "Split-Dollar Plan") to provide life insurance coverage to certain employees whose benefit levels were potentially reduced when Camco terminated its non-contributory defined benefit pension plan. Pursuant to the terms of the Split-Dollar Plan and separate agreements entered into by each participating employee, flexible payment universal life insurance policies, which are carried on the books of Camco as tax-free earning assets, have been purchased on the lives of the employees. Upon the death of the participating employee, a beneficiary named by the employee will receive the lesser of (1) two times the employee's base salary for the 12 months preceding the month in which the employee dies, or (2) the total death proceeds of the life insurance policy. The balance of the life insurance proceeds will be payable to Camco or the applicable subsidiary and are expected to be sufficient to cover all investment costs associated with the policy. The premiums paid by Camco on behalf of the named executive officers have been included in the Summary Compensation Table under the heading "All Other Compensation."

Employment Agreements

     Camco has employment agreements with Mr. Caldwell and Mr. Popp (the "Employment Agreements"). The Employment Agreements each provide for a term of three years and a salary and performance review by the Board of Directors not less often than annually, at which time the Board of Directors may extend the Employment Agreements for one year. The Employment Agreements also provide for the inclusion of Mr. Caldwell and Mr. Popp in any formally established employee benefit, bonus, pension and profit-sharing plans for which senior management personnel are eligible and provide for vacation and sick leave.

     The Employment Agreements are terminable by Camco at any time. In the event of termination by Camco for "just cause," as defined in the Employment
Agreements, Mr. Caldwell and Mr. Popp will have no right to receive any compensation or other benefits for any period after such termination. In the event of termination by Camco other than for (1) just cause, (2) retirement at or after the normal retirement age under a qualified pension plan maintained by Camco, (3) at the end of the term of each of the Employment Agreements or (4) in connection with a "change of control," as defined in the Employment Agreements, Mr. Caldwell and Mr. Popp will each be entitled to (i) a continuation of salary payments for the remainder of the term of his Employment Agreement plus an additional twelve months, not to exceed 36 months and (ii) a continuation of benefits substantially equal to those being provided at the date of termination of employment until the earliest to occur of the end of the term of the Employment Agreement, the date the individual becomes 65 years of age, or the date the individual becomes employed full-time by another employer. In addition, Mr. Caldwell and Mr. Popp will each be entitled to a continuation of fees as a director of Camco or any Camco subsidiary (other than Marietta Savings with respect to Mr. Popp) for the remainder of the term of his Employment Agreement plus an additional 12 months, not to exceed 36 months.

     The Employment Agreements also contain provisions with respect to the occurrence within one year after a "change of control" of (1) the termination of employment for any reason other than just cause, retirement or termination at the end of the term of the agreement, (2) a change in the capacity or circumstances in which Mr. Caldwell or Mr. Popp is employed or (3) a material reduction in Mr. Caldwell's or Mr. Popp's responsibilities, authority, compensation or other benefits provided under each Employment Agreement without the written consent of Mr. Caldwell or Mr. Popp. In the event of any such occurrence under his respective Employment Agreement, Mr. Caldwell and Mr. Popp will be entitled to payment of an amount equal to three times his average annual compensation for the three taxable years immediately preceding the termination of employment. In addition, Mr. Caldwell and Mr. Popp would be entitled to continued coverage under all benefit plans until the earliest of the end of the term of the Employment Agreement, the date the individual becomes 65 years of age, or the date on which the individual is included in another employer's benefit plans as a full-time employee. The maximum which either man may receive, however, is limited to an amount which will not result in the imposition of a penalty tax pursuant to Section 280G(b)(3) of the Code. A "change of control," as defined in each Employment Agreement, generally refers to the acquisition by any person or entity of the ownership or power to vote 10% or more of the voting stock of Camco or its subsidiaries, the control of the election of a majority of the directors of Camco or its subsidiaries or the exercise of a controlling influence over the management or policies of Camco or its subsidiaries.

Salary Continuation Plan

     In connection with the termination of its non-contributory defined benefit pension plan, Camco implemented in 1996 a non-qualified retirement plan (the "Salary Continuation Plan") for the benefit of certain executive officers. The Salary Continuation Plan provides for continued monthly compensation to an employee, or his or her beneficiary, for 179 months following the employee's retirement at age 65 from one of Camco's subsidiaries. If the employee retires after age 55 or after having completed 15 years of full-time service (the "Early Retirement Date"), and before age 65, the Salary Continuation Plan provides for a reduced benefit. Upon a change in control of the applicable Camco subsidiary and the subsequent termination of the employee's employment, the employee is entitled to a lump sum payment of a reduced amount. If the employee's employment is terminated prior to the Early Retirement Date for any reason other than death, the employee is not entitled to receive any benefits under the Salary Continuation Plan. The benefits payable to Mr. Popp and Mr. Rugg under the Salary Continuation Plan, assuming their retirement at age 65, is $800 and $1,708 per month, respectively, for 179 months. The Salary Continuation Plan does not currently provide for payments to Mr. Caldwell.

Stock Option Plans

     At the 1996 Annual Meeting of Stockholders of Camco, the stockholders approved the 1995 Stock Option Plan. The Board of Directors of Camco reserved 93,000 shares of common stock for issuance by Camco upon the exercise of options granted to certain directors, officers and employees of Camco and its subsidiaries from time to time under the 1995 Stock Option Plan. Options to purchase 71,400 common shares of Camco have been awarded pursuant to the 1995 Stock Option Plan.

     Grants pursuant to the 1995 Stock Option Plan are made by the Board on the basis of an individual's position, duties and responsibilities, the value of the individual's service to Camco and its subsidiaries and any other factors the Board may deem relevant. Options granted to the officers and employees under the 1995 Stock Option Plan may be Incentive Stock Options ("ISO") which, if certain conditions are met, permit the optionees to delay the recognition of federal taxable income on the shares of common stock received upon the exercise of the options. Options granted under the 1995 Stock Option Plan to directors who are not employees of Camco or a subsidiary of Camco will not qualify as ISOs under the Code ("Non-qualified Stock Options").

     An option recipient cannot transfer or assign an option other than by will or in accordance with the laws of descent and distribution. Termination for cause, as defined in the 1995 Stock Option Plan, will result in the termination of any outstanding options as of the date of termination of employment or directorship. The 1995 Stock Option Plan also provides that in the event of a "change in control" or "imminent change in control" as defined in the 1995 Stock Option Plan, all outstanding options which are not yet exercisable shall become immediately exercisable. A "change in control" includes the execution of an agreement for the sale of all, or a material portion, of Camco's assets, the execution of an agreement for a merger or recapitalization of Camco or any merger or recapitalization whereby Camco is not the surviving entity, or the acquisition of the beneficial ownership of 25% or more of the voting shares of Camco by any person or entity. "Imminent change in control" means any offer or announcement to acquire control of Camco; provided, however, that an application or notice shall have been filed with the Office of Thrift Supervision and such application shall have been approved or such notice shall not have been disapproved.

     In connection with the merger of First Ashland Financial Corporation with and into Camco in 1996, Camco assumed all of the outstanding options that had been granted pursuant to the First Ashland Plan. There are currently options to purchase 150,929 shares of Camco outstanding pursuant to the First Ashland Plan.

     The following table sets forth certain information with respect to the persons listed in the Summary Compensation Table above and their options outstanding during the fiscal year ended December 31, 1996, under the 1995 Stock
Option:


             Aggregated Option/SAR Exercises in Last Fiscal Year and
                           12/31/96 Option /SAR Values



                                                       Number of Securities
                                                      Underlying Unexercised     Value of Unexercised In-The-Money
                   Shares Acquired       Value     Options/SARs at 12/31/96 (#)   Options/SARs at 12/31/96($) (4)
        Name       on Exercise (#)   Realized ($)    Exercisable/Unexercisable       Exercisable/Unexercisable
________________________________________________________________________________________________________________________

Larry A. Caldwell        740           $10,597 (1)           12,963.3/-                         N/A

Anthony J. Popp          370            $5,298 (2)           10,180.8/-                         N/A

D. Edward Rugg           370            $5,345 (3)            5,040.0/-                         N/A

_________________________


(1) The value realized is the difference between the $5.18 exercise price and the fair market value of Camco common stock, which was $19.50 on June 19, 1996, the date of exercise. For purposes of this table "fair market value" is the average of the closing bid and closing asked prices as reported by the Nasdaq National Market.

(2) The value realized is the difference between the $5.18 exercise price and the fair market value of Camco common stock, which was $19.50 on June 14, 1996, the date of exercise.

(3) The value realized is the difference between the $5.18 exercise price and the fair market value of Camco common stock, which was $19.625 on June 12, 1996, the date of exercise.

(4) On December 31, 1996, the fair market value of the unexercised options granted pursuant to the 1995 Stock Option did not exceed the $16.19 exercise price of the options.


Director Compensation

     During the year ended December 31, 1996, each director of Camco received $900 for each meeting of the Board of Directors of Camco attended, except in the case of any special meeting of the Board with a duration of one hour or less for which the fee was $450. In addition, directors who were not executive officers of Camco received a fee of $325 for each committee meeting attended, except that if the committee meeting was held on the same day as a Board of Directors' meeting the fee was $150. During the year ended December 31, 1996, Camco paid a total of $54,975 in directors' compensation.

Compensation Committee Interlocks and Insider Participation

     The Board of Directors of Camco has a Compensation Committee, the members of which are Messrs. Hanawalt, Speck and Tucker, none of whom are or ever have been officers or employees of Camco or any of its subsidiaries or had a reportable business relationship with Camco or any of its subsidiaries.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the federal securities laws, Camco's directors and executive officers and persons holding more than ten percent of the common shares of Camco are required to report their ownership of common shares and any changes in such ownership to the Securities and Exchange Commission (the "SEC") and to Camco. Based upon a review of such reports, Camco must disclose any failure to file such reports timely in Proxy Statements used in connection with annual meetings of stockholders. The Forms 4 for the month ended May 31, 1996, reporting the award of stock options pursuant to the 1995 Stock Option Plan to each of Messrs. Caldwell, Dix, Hanawalt, Popp, Speck and Tucker, were not timely filed. The Form 3 reporting the appointment of Mr. Spann as a director of Camco in September 1996 was not timely filed.


                              SELECTION OF AUDITORS

     The Board of Directors has selected Grant Thornton as the auditors of Camco for the current fiscal year and recommends that the stockholders ratify the selection. Management expects that a representative of Grant Thornton will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.


                   PROPOSALS OF STOCKHOLDERS AND OTHER MATTERS

     Any proposals of stockholders intended to be included in Camco's proxy statement for the 1998 Annual Meeting of Stockholders should be sent to Camco by certified mail and must be received by Camco not later than December 31, 1997.

     Management knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED POSTAGE PAID ENVELOPE.


                                 By Order of the Board of Directors



                                 Anthony J. Popp
                                 __________________________________
April 23, 1997                   Anthony J. Popp, Secretary

                                 REVOCABLE PROXY


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           CAMCO FINANCIAL CORPORATION

           CAMCO FINANCIAL CORPORATION ANNUAL MEETING OF STOCKHOLDERS
                                  May 27, 1997



     The undersigned stockholder of Camco Financial Corporation ("Camco") hereby constitutes and appoints James R. Hanawalt and Jeffrey T. Tucker, or either one of them, as the proxies of the undersigned with full power of substitution and resubstitution, to vote at the 1997 Annual Meeting of Stockholders of Camco to be held at The Pritchard Laughlin Civic Center, 7033 Glenn Highway, Cambridge, Ohio 43725, on May 27, 1997, at 3:00 p.m. Eastern Daylight Time (the "Annual Meeting"), all of the shares of Camco common stock which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy
Statement:

1.    The election of three directors:

      ______ FOR all nominees            ______ WITHHOLD authority to
             listed below                       vote for all nominees
             (except as marked to the           listed below:
             contrary below):

                              Robert C. Dix, Jr.
                              Kenneth R. Elshoff
                              Paul D. Leake

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

________________________________________________________________


2. The ratification of the selection of Grant Thornton LLP, certified public accountants, as the auditors of Camco for the current fiscal year.

             ______ FOR        ______ AGAINST        ______ ABSTAIN


3. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors recommends a vote "FOR" the nominees and the proposal listed above.

         IMPORTANT: Please sign and date this Proxy on the reverse side.

UNLESS THIS PROXY IS REVOKED, THE SHARES OF COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR SET FORTH ABOVE AND IN FAVOR OF THE PROPOSALS STATED ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE PERSONS NAMED ABOVE TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS A DIRECTOR IF A NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE ANNUAL MEETING.

At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

     All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the 1997 Annual Meeting of Stockholders of Camco and of the accompanying Proxy Statement is hereby acknowledged.

     Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.


____________________________          ____________________________
Signature                             Signature


____________________________          ____________________________
Print or Type Name                    Print or Type Name


Dated: _____________________          Dated: _____________________


PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.